SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 1, 2002
                                                  --------------------

                        Atlantic City Electric Company
                 Exact Name of Registrant Specified in Charter


          New Jersey                     1-3559                 21-0398280
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(State or Other Jurisdiction           (Commission            (IRS Employer
       of Incorporation)                File Number)       Identification No.)

 800 King Street, P.O. Box 231, Wilmington, Delaware            19899
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     (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code  (302) 429-3018
                                                   ------------------------


         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events.

         As previously disclosed in Part II, Item 7 of Atlantic City Electric Company's ("ACE") Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and in Note 9 to ACE's Consolidated Financial Statements con tained in Part II, Item 8 of such Annual Report on Form 10-K, the agreements between ACE and NRG Energy, Inc. ("NRG") for the sale of ACE's fossil fuel-fired electric generating plants, including the Deepwater Station and B.L. England Station, and ACE's interests in Conemaugh and Keystone Stations, were subject to termination by either party after February 28, 2002.

         NRG delivered notice to Conectiv on April 1, 2002 terminating these agree ments. On April 1, 2002, Conectiv issued a press release announcing that it had received such notice from NRG.

         Reference is made to the press release filed as Exhibit 99.1 hereto. The information set forth in Exhibit 99.1 is hereby incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      None.

(b)      Not applicable.

(c)      Exhibits.

99.1     Press release issued by Conectiv, dated April 1, 2002 (Filed herewith).



                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATLANTIC CITY ELECTRIC COMPANY


                                            By: /s/P.S. Reese
                                               -------------------------------
                                                  Name:  P.S. Reese
                                                  Title: Vice President
                                                         and Treasurer



April 2, 2002